SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                                                                                     January 21, 2010

SUPERDIRECTORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51533	14-1817301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5337 Route 374 Merrill, New York 12955
(Address of principal executive offices)

(518) 425-0320
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{00108532.3 \ 0928-002}

ITEM 4.01                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Goff Backa Alfera & Company LLC, was our principal independent accountant for the fiscal years ended September 30, 2009, 2008, 2007, 2006, 2005 and 2004.  On January 21, 2010, they were dismissed and we engaged GBH CPA’s PC, as our principal independent accountant for the fiscal year ended September 30, 2010.  The dismissal of Goff Backa Alfera & Company LLC and appointment of GBH CPA’s PC was approved by our board of directors.

The reports of Goff Backa Alfera & Company LLC on our financial statements for the years ended September 30, 2009 and September 30, 2008 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits for the fiscal years ended September 30, 2009 and September 30, 2008 and during the subsequent interim period through January 21, 2010, there were no disagreements between us and Goff Backa Alfera & Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Goff Backa Alfera & Company LLC to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audits for the fiscal years ended September 30, 2009 and September 30, 2008 and during the subsequent interim period through January 21, 2010, Goff Backa Alfera & Company LLC did not advise us that:

•
information had come to their attention that led them to no longer be able to rely on our management’s representations or made them unwilling to be associated with the financial statements prepared by our management;

•
there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

•
information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

In connection with the audits for the fiscal years ended September 30, 2009 and September 30, 2008 and during the subsequent interim period through January 21, 2010, Goff Backa Alfera & Company LLC did advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist.

The internal control deficiencies, which were directly related to our having only one employee, consisted of (i) lack of segregation of duties; (ii) lack of timely completion of financial control and reporting processes; and (iii) the need for stronger internal controls.  Such deficiencies were discussed by our sole director with the former accountant.  We have authorized the former accountant to respond fully to the inquiries of the successor accountant concerning these deficiencies.

Prior to the engagement of GBH CPA’s PC we had no consultations or discussions with GBH CPA’s PC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by them on or financial statements.  Further, prior to their engagement, we received no oral or written advice from GBH CPA’s PC of any kind.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 16.1	Letter from Goff Backa Alfera & Company LLC regarding confirmation of our assertions on changes in Registrant’s certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERDIRECTORIES, INC.

Dated:           January 26, 2010                                                                By:           /s/ Luke Lalonde
Luke Lalonde, President